Investor Presentation June 2024

2 Forward-Looking Statements Forward-Looking Statements This presentation contains projections and other forward-looking statements within the meaning of federal securities laws. These projections and statements reflect Riley Exploration Permian, Inc.’s (“Riley Permian”) current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that these projections will be achieved, and actual results could differ materially from those projected as a result of certain factors. A discussion of these factors is included in Riley Permian’s periodic reports filed with the U.S. Securities and Exchange Commission (“SEC”). All statements, other than historical facts, that address activities that Riley Permian assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events, including the volatility of oil, natural gas and NGL prices; regional supply and demand factors, any delays, curtailment delays or interruptions of production, and any governmental order, rule or regulation that may impose production limits; cost and availability of gathering, pipeline, refining, transportation and other midstream and downstream activities; severe weather and other risks that lead to a lack of any available markets; our ability to successfully complete mergers, acquisitions and divestitures; the inability or failure of the Company to successfully integrate the acquired assets into its operations and development activities; the potential delays in the development, construction or start-up of planned projects; the risk that the Company's EOR project may not perform as expected or produce the anticipated benefits; risks relating to our operations, including development drilling and testing results and performance of acquired properties and newly drilled wells; any reduction in our borrowing base on our revolving credit facility from time to time and our ability to repay any excess borrowings as a result of such reduction; the impact of our derivative strategy and the results of future settlement; our ability to comply with the financial covenants contained in our credit agreement; conditions in the capital, financial and credit markets and our ability to obtain capital needed for development and exploration operations on favorable terms or at all; the loss of certain tax deductions; risks associated with executing our business strategy, including any changes in our strategy; inability to prove up undeveloped acreage and maintain production on leases; risks associated with concentration of operations in one major geographic area; legislative or regulatory changes, including initiatives related to hydraulic fracturing, emissions, and disposal of produced water, which may be negatively impacted by regulation or legislation; the ability to receive drilling and other permits or approvals and rights-of-way in a timely manner (or at all), which may be restricted by governmental regulation and legislation; restrictions on the use of water, including limits on the use of produced water and a moratorium on new produced water well permits recently imposed by the RRC in an effort to control induced seismicity in the Permian Basin; changes in government environmental policies and other environmental risks; the availability of drilling equipment and the timing of production; tax consequences of business transactions; public health crisis, such as pandemics and epidemics, and any related government policies and actions and the effects of such public health crises on the oil and natural gas industry, pricing and demand for oil and natural gas and supply chain logistics; general domestic and international economic, market and political conditions, including the military conflict between Russia and Ukraine, the Israel-Hamas conflict and the global response to such conflicts; risks related to litigation; and cybersecurity threats, technology system failures and data security issues. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the management of Riley Permian. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the risk that Riley Permian may reduce, suspend or totally eliminate dividend payments in the future, whether variable or fixed, due to insufficient liquidity or other factors, potential adverse reactions or changes to the business or operations of Riley Permian resulting from the recently completed merger, including Riley Permian’s future financial condition, results of operations, strategy and plans; changes in capital markets and the ability of Riley Permian to finance operations in the manner expected; the risk that the Company’s EOR and CCUS projects may not perform as expected or produce the anticipated benefits; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the consummation of the merger. Riley Permian encourages readers to consider the risks and uncertainties associated with projections and other forward-looking statements. In addition, Riley Permian assumes no obligation to publicly revise or update any forward-looking statements based on future events or circumstances. For additional discussion of the factors that may cause us not to achieve our financial projections and/or production estimates, see Riley Permian’s filings with the SEC, including its forms 10-K, 10-Q and 8-K and any amendments thereto. We do not undertake any obligation to release publicly the results of any future revisions we may make to this prospective data or to update this prospective data to reflect events or circumstances after the date of this presentation. Therefore, you are cautioned not to place undue reliance on this information. None of the information contained in this presentation has been audited by any independent auditor. This presentation is prepared as a convenience for securities analysts and investors and may be useful as a reference tool. Riley Permian may elect to modify the format or discontinue publication at any time, without notice to securities analysts or investors. Use of non-GAAP Financial Information This presentation includes certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These measures include (i) Adjusted Net Income, (ii) Adjusted EBITDAX, (iii) Cash Margins, and (iv) Free Cash Flow. These non-GAAP financial measures are not measures of financial performance prepared or presented in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation, and users of any such information should not place undue reliance thereon. See the Company’s website, www.rileypermian.com, for the descriptions and reconciliations of non-GAAP measures presented in this presentation to the most directly comparable financial measures calculated in accordance with GAAP. Oil & Gas Reserves The SEC generally permits oil and natural gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. In this presentation, Riley Permian may use the terms “resource potential,” “resource play,” “estimated ultimate recovery,” or “EURs,” “type curve” and “standardized measure,” each of which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. These terms refer to Riley Permian’s internal estimates of unbooked hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. “Resource potential” is used by Riley Permian to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A “resource play” is a term used by Riley Permian to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. “EURs” are based on Riley Permian’s previous operating experience in a given area and publicly available information relating to the operations of producers who are conducting operations in these areas. Unbooked resource potential or “EURs” do not constitute reserves within the meaning of the Society of Petroleum Engineer’s Petroleum Resource Management System or SEC rules and do not include any proved reserves. Actual quantities of reserves that may be ultimately recovered from Riley Permian’s interests may differ substantially from those presented herein. Factors affecting ultimate recovery include the scope of Riley Permian’s ongoing drilling program, which will be directly affected by the availability of capital, decreases in oil, natural gas liquids and natural gas prices, well spacing, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals, negative revisions to reserve estimates and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. “EURs” from reserves may change significantly as development of Riley Permian’s core assets provides additional data. In addition, Riley Permian’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases. “Type curve” refers to a production profile of a well, or a particular category of wells, for a specific play and/or area.

Corporate Overview and Strategy Riley Permian is a growth-oriented, oil and natural gas company with operations focused in Texas and New Mexico • We focus on modern horizontal drilling and completions applied to conventional formations in the Permian Basin • We believe our assets’ economics compare favorably to those of typical shale assets • We have a track record of growth through organic development and acquisitions • We invest in infrastructure assets and related ventures that we believe can optimize our business and offer attractive rates of return • We allocate excess cash flow to debt reduction and direct return of capital to shareholders 3 (1) Equity Market Cap and Dividend Yield based on share price as of 6/20/24 and shares outstanding as of 5/31/24. Future dividends subject to approval by the Board of Directors (2) Enterprise Value based on share price as of 6/20/24 and shares outstanding as of 5/31/24 and debt and cash balance as of 3/31/24 (3) Source: SEC Filings. Insiders include Yorktown, management and the Board of Directors Select Company Metrics Net Acres 58K 1Q24 Production 20.4 Mboe/d 1Q24 Oil Production as a % of Total 70% Equity Market Cap(1) ~$590MM Enterprise Value(2) ~$940MM Dividend Yield(1) 5.2% Insider Ownership(3) 26%

Conventional Asset Base Compares Favorably to Shale[1]

- Riley Permian's focus is on horizontal well development of conventional hydrocarbon formations on the Northwest Shelf of the Permian Basin
- Large degree of operatorship and generally high net working interests across assets



Yoakum
Northwest Shelf
Lea
Midland Basin
Eddy
Central Basin Platform
Delaware Basin
30 Miles

Rock Properties	Higher porosity and permeability
Well Depth	~50-60% shallower
Well Cost per Completed Lateral Length	~20-40% less expensive
5-Yr Cumulative Oil Production per 1K ft Lateral	Comparable

(1) Riley Permian well characteristics are a composite of Texas and New Mexico assets. Permian shale well characteristics based on public data provided by Enverus on wells drilled from 2017 to March 2023 in both the Delaware and Midland Basins. Permian shale well costs based on 2023 activity provided by IHS

RILEY PERMIAN
NYSE AMERICAN: **REPX**
4

Track Record of Growth 5 CFFO(1) $MM FCF(2) $MM Shareholders’ Equity $MM (1) Cash Flows from Operations before the impact of changes in working capital (2) A non-GAAP financial measure as defined and reconciled in the supplemental financial tables available on the Company’s website at www.rileypermian.com (3) Last Twelve Months 89 169 206 227 2021 2022 2023 LTM 1Q24 8 56 70 91 2021 2022 2023 LTM 1Q24 (3) (3) 238 333 422 435 2021 2022 2023 1Q24

Capital Allocation Priorities 6 INVESTMENT FOR GROWTH SHAREHOLDER RETURNS BALANCE SHEET MANAGEMENT • Organic development • Opportunistic acquisitions • Complementary new ventures such as thermal power generation • Quarterly dividend(1) • Debt paydown • Liquidity management (1) Future dividends subject to approval by the Board of Directors

21% 27% 33% 34% 40% 46% 50% 79% 73% 67% 66% 60% 54% 50% 2020 2021 2022 2023 1Q24 2024E at $70 WTI 2024E at $80 WTI FCF as a % of CFFO E&P Cash Capex as a % of CFFO 7 Reducing Capital Intensity and Increasing FCF(1) Conversion (1) A non-GAAP financial measure as defined and reconciled in the supplemental financial tables available on the Company’s website at www.rileypermian.com (2) 12-months ending 9/30 (3) Analysis based on management estimates and midpoint 2024 guidance. Price sensitivity for WTI and Henry Hub uses actual prices through 5/2/24 and flat price case thereafter (4) Cash Flows from Operations before the impact of changes in working capital (5) Excludes acquisitions and contributions to equity method investments (Power JV) (2) (1) (2) (3) (4) (3) (4)(5)

0% 5% 10% 15% 20% 25% $0 $50 $100 $150 $200 $60 $70 $80 $90 FC F Yi el d on m ar ke t v al ue o f e qu ity $M M WTI, $/Bbl Excess cash flow for Credit Facility paydown and opportunistic investments Annual paydown on Sr. Notes ($20MM per year) Dividend (current level of $0.36 per share per quarter) FCF Yield on market value of equity 2024 Forecasted FCF(1) Sensitivity Based on Oil Price(2) 8 (1) A non-GAAP financial measure as defined in the supplemental financial tables available on the company’s website at www.rileypermian.com (2) Analysis based on management estimates and midpoint 2024 guidance. Price sensitivity for WTI and Henry Hub uses actual prices through 5/2/24 and flat price case thereafter (3) Equity Market Cap and Dividend Yield based on share price as of 6/20/24 and shares outstanding as of 5/31/24. Future dividends subject to approval by the Board of Directors (1) (3) (1) (3) (3)

Power Generation Initiatives 9 Natural Gas Feedstock Provider Power Generator Power Purchaser RPC Power LLC (50/50 JV between Riley Permian and Conduit LLC) Self-consume to power Texas field operations Sell to Texas grid operator for use by third parties

Power Generation Initiatives (Cont'd.)

	Self-Consume for REPX Operations	Sell to the Grid
REPX Objectives	• Utilize low-cost natural gas for thermal power generation • Improve reliability, powering 100% of Texas operations • Stabilize cost of power for operations • Earn attractive returns on investment capital	• Capitalize on market dynamics including abundant, associated natural gas production, gas midstream egress limitations and shortfalls of dispatchable, reliable power • Achieve value uplift for our natural gas sold • Diversify revenue mix and invest in power markets with attractive fundamentals • Earn attractive returns on investment capital
Generation Capacity	• 20MW • 100% thermal generation	• 100MW planned • Mix of thermal generation and battery storage
REPX Natural Gas Sold	• Up to 3MMcfd	• Up to 10MMcfd
Status	• ~50% operational during 1Q24 • Finalizing installation and testing	• Signed definitive documentation in 2Q24 • Conducting siting, permitting and equipment procurement

RILEY PERMIAN
NYSE AMERICAN: **REPX**
10

1Q24 Results Summary 11[ insert footnotes here ]

Highlights from 1Q24 Earnings Release 12 1 Production 2 Cash Flow 3 Reinvestment 4 FCF Conversion Increased oil production by 4% Q/Q to 14.2MBbls/d with total production of 20.4MBoe/d Generated $58MM of CFFO and $70MM of Adjusted EBITDAX (70% margin) Reinvested 45% of CFFO into capital expenditures on an accrual basis and 60% on a cash basis Converted 40% of CFFO to FCF for $23MM in 1Q24 (based on cash capital expenditures) 5 FCF Yield 6 Shareholder Return 7 Debt Reduction 8 Acquisition Generated $91MM of LTM FCF for 15% yield on equity market capitalization Allocated 31% of FCF to direct shareholder return through dividends (5.2% annualized yield) Reduced debt by $15MM (1.3x principal value of debt to LTM Adj. EBITDAX) Closed asset acquisition in New Mexico in 2Q24 which adds development inventory Note: The non-GAAP financial measures include Adjusted EBITDAX, and Free Cash Flow (FCF), which can be further defined in the supplemental financial tables available on the company’s website at www.rileypermian.com. Cash Flow from Operations (CFFO) is shown before the changes of working capital. Accrual based capex and cash based capex exclude the impact of acquisitions. Last Twelve Months (LTM) represents a sum of 2Q23 through 1Q24 for select metrics. Market capitalization for FCF Yield and Dividend Yield are based on share price as of 6/20/24 and shares outstanding as of 5/31/24. Future dividends subject to approval by the Board of Directors

Cash Flow From Operations (CFFO)(1) Q/Q: 3 Months Ending 3/31/24 vs 12/31/23 Free Cash Flow (FCF)(2) Q/Q: 3 Months Ending 3/31/24 vs 12/31/23 7% increase Q/Q due to the factors noted below FCF decreased 30% Q/Q due to higher capex(1), which more than offset the higher operating cash flow Drivers of Q/Q Growth 13 (1) Cash Flow From Operations before the impact of changes in working capital (2) A non-GAAP financial measure as defined in the supplemental financial tables available on the company’s website at www.rileypermian.com (3) E&P Cash Capex; Excludes acquisitions and contributions to equity method investments (Power JV) (1) (1) (2) (2)(1) (3)

Appendix 14[ insert footnotes here ]

2024 Plan Guidance: Growing While Reducing Spending

Reaffirming 2024 target of 10% Y/Y oil volume growth & 10% reduction in full-year 2024 capex

Activity, Production, and Investing Guidance

		2Q24	Full-Year 2024
Gross Operated Well Activity			
Drilled	#	2 - 3	21 - 23
Completed	#	6 - 8	22 - 24
Turned to Sales	#	4 - 6	24 - 26
Net Production			
Total	MBoe/d	20.3 - 21.3	21.0 - 22.5
Oil	MBbls/d	14.4 - 14.8	14.0 - 15.0
Investing Expenditures by Category (Accrual)[1]			
Drilling, Completion & Capitalized Workovers	$MM	22 - 25	90 - 99
Infrastructure and Other	$MM	6 - 7	19 - 24
Total E&P Capex	$MM	28 - 32	109 - 123
Power JV Investment	$MM	10	22 - 24
Total Investments	$MM	38 - 42	131 - 147

Quarterly Detail for Estimated Realizations and Cost Guidance

		2Q24
Basis Differentials and Fees		
Oil	$/Bbl	(2.75) - (2.25)
Natural Gas	$/Mcf	(2.50) - (1.75)
NGL as a % of WTI	% of WTI	4% - 8%
Operating and Corporate Costs		
LOE & Workover Expense	$/Boe	8.50 - 9.50
Severance & Ad Valorem Tax	% of revenue	6% - 8%
Cash G&A[2]	$/Boe	3.00 - 3.50
Interest Expense[3]	$MM	8.5 - 9.5
Cash Income Tax Rate (2Q24)[4]	%	18% - 22%
Cash Income Tax Rate (Full-year 2024)[4]	%	14% - 16%

(1) Activity-based investing expenditures before acquisitions
(2) A non-GAAP financial measure as defined and reconciled in the supplemental financial tables available on the Company's website at www.rileypermian.com
(3) Interest expense is net of interest rate derivative settlements
(4) Cash income tax as a percentage of forecasted pre-tax book income

RILEY PERMIAN
NYSE AMERICAN: REPX

15

$0 $50 $100 $150 $200 Incr. FCF at $90 WTI Incr. FCF at $80 WTI Incr. FCF at $70 WTI FCF at $60 WTI Excess beginning cash Equity raise net proceeds Sources of Capital $MM Uses of Capital $MM 16 2024 Forecasted Sources and Uses (1) A non-GAAP financial measure as defined and reconciled in the supplemental financial tables available on the Company’s website at www.rileypermian.com (2) Analysis based on management estimates and midpoint 2024 guidance. Price sensitivity for WTI and Henry Hub uses actual prices through 5/2/24 and flat price case thereafter (3) Future dividends subject to approval by the Board of Directors $0 $50 $100 $150 $200 Incr. debt paydown at $90 WTI Incr. debt paydown at $80 WTI Incr. debt paydown at $70 WTI Debt paydown at $60 WTI Power JV Acquisition Dividend (2) (2) (2) (2) (3) (1) (1)(1) (1) (2) (2)(2) (2)

$1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 HH Weighted Average Hedge Price(2) Henry Hub Downside Price Limit Upside Price Limit 17 Hedging Program Summary Hedging Strategy: protect downside, meet debt convent obligations, reduce volatility and maintain upside exposure Metric Oil (WTI) Natural Gas (HH) Hedge % - Forward 12 Months(1) 53% 51% % Mix of Swaps vs Collars – Forward 12 Months 46% Swaps | 54% Collars 54% Swaps | 46% Collars Weighted Average Floor x Ceiling Price(2) $67 x $77 $3.44 x $3.88 (1) Production based on 2Q24 Midpoint Guidance for Oil; 1Q24 Actual Production for Natural Gas (2) Includes swaps and collars (3) Based on Forward Strip as of 6/20/24 $55 $60 $65 $70 $75 $80 $85 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 WTI Weighted Average Hedge Price(2) NYMEX WTI Downside Price Limit Upside Price Limit (3) (3)

Hedging Summary Positions as of 6/20/24

Calendar Quarters	2024 1Q	2024 2Q	2024 3Q	2024 4Q	2025 1Q	2025 2Q	2025 3Q	2025 4Q	2026 1Q
CRUDE OIL									
Fixed Swap - Volume, Bbls/Qtr	210,000	465,000	405,000	360,000	240,000	285,000	45,000	-	-
Weighted Average Price, $/Bbl	$73.54	$74.76	$74.35	$73.94	$73.97	$71.96	$72.65	$0.00	$0.00
Collars - Volume, Bbls/Qtr	520,000	390,000	366,000	390,000	468,000	300,000	447,000	420,000	190,000
Weighted Average Floor Price, $/Bbl	$61.41	$61.08	$61.00	$61.92	$60.48	$66.50	$64.27	$63.54	$60.86
Weighted Average Ceiling Price, $/Bbl	$84.00	$85.76	$83.61	$83.39	$77.04	$78.77	$74.10	$76.54	$80.56
Total Oil Price Hedges, Bbls/Qtr	730,000	855,000	771,000	750,000	708,000	585,000	492,000	420,000	190,000
Downside Weighted Average Price, $/Bbl	$64.90	$68.52	$68.01	$67.69	$65.05	$69.16	$65.04	$63.54	$60.86
CRUDE OIL BASIS									
Mid/Cush Basis Swaps - Volume, Bbls/Qtr	330,000	330,000	330,000	330,000	-	-	-	-	-
Weighted Average Price, $/Bbl	$0.97	$0.97	$0.97	$0.97	$0.00	$0.00	$0.00	$0.00	$0.00
NATURAL GAS									
Swaps - Volume, MMBtu/Qtr	750,000	600,000	600,000	450,000	375,000	360,000	180,000	555,000	555,000
Weighted Average Price, $/MMBtu	$3.48	$3.21	$3.21	$3.67	$4.05	$3.40	$3.35	$3.81	$4.02
Collars - Volume, MMBtu/Qtr	300,000	405,000	405,000	405,000	405,000	330,000	510,000	150,000	-
Weighted Average Floor Price, $/MMBtu	$3.40	$3.01	$3.01	$3.50	$3.74	$2.98	$3.09	$3.40	$0.00
Weighted Average Ceiling Price, $/MMBtu	$4.50	$3.68	$3.68	$4.45	$4.84	$4.05	$3.99	$4.46	$0.00
Total NG Price Hedges, MMBtu/Qtr	1,050,000	1,005,000	1,005,000	855,000	780,000	690,000	690,000	705,000	555,000
Downside Weighted Average Price, $/MMBtu	$3.46	$3.12	$3.12	$3.59	$3.89	$3.20	$3.16	$3.72	$4.02
INTEREST RATE									
Swaps - Notional Volume (000's)	$ -	$ 80,000	$ 80,000	$ 80,000	$ 80,000	$ 80,000	$ 80,000	$ 80,000	$ 80,000
1-Month Term SOFR	0%	3.09%	3.09%	3.09%	3.09%	3.09%	3.09%	3.09%	3.09%
1-Month Term SOFR (Short)		4.91%	4.91%	4.91%					
Locked in Premium[1]		1.82%	1.82%	1.82%					

Note: Q1 2024 derivative positions shown include all contracts that have settled as of 6/20/24
(1) Entered into offsetting position to lock in ~$1MM gain on interest rate swaps

RILEY PERMIAN
NYSE AMERICAN: REPX
18

Equity Ownership Research Analyst Coverage Firm Analyst E-mail 1 Roth John White jwhite@roth.com 2 Truist Neal Dingmann neal.dingmann@truist.com 3 Water Tower Jeff Robertson jeff@watertowerresearch.com 4 Energy Prospectus Group Daniel Steffens dmsteffens@comcast.net 5 Tuohy Brothers Noel Parks nparks@tuohybrothers.com 19 Equity Ownership and Research Analyst Coverage (1) Source: SEC Filings. Insiders include Yorktown, management and the board of directors (2) Includes affiliated entity holdings aggregated from Form 4 filings 22% 21% 10% 4% 43% Shares (MM) Ownership % Yorktown Energy Partners(2) 4.7 22% Bluescape Energy Partners 4.5 21% Balmon Investments(2) 2.2 10% Management & Directors Excl. Yorktown 0.8 4% Estimated Public Float 9.3 43% Total 21.5 100% Total Insider Ownership(1) 5.6 26% >5% Holders & Insiders as of 5/31/24(1) Total Share inclusive of restricted stock awards

Facility Principal Amount Outstanding at 3/31/24 Borrowing Base at 3/31/24 Annual Interest Rate Amortization Final Maturity Sr. Secured Credit Facility $175MM $375MM Term SOFR + 2.85% – 3.85%; most recent quarter was 3.10% margin(2) None; Company intends to periodically pay down balance with excess cash flow April 2026 Sr. Unsecured Notes $180MM NA 10.5% $5MM/quarter April 2028 20 Debt Summary • 51% of principal value of debt at 3/31/24 was fixed rate debt • SOFR swaps in place for $80MM per quarter of notional value for 2Q24 - 1Q26, corresponding to 46% of principal value of floating-rate debt at 3/31/24(1) • Approximately 73% of the principal value of debt is fixed rate or hedged absent any paydown on the credit facility (1) Entered into offsetting position for 2Q24-4Q24 to lock in ~$1MM gain on interest rate swaps (2) Includes Term SOFR Adjustment of 0.10%

Additional Information 21 Company 29 E. Reno Ave., Ste 500 Oklahoma City, OK 73104 405-415-8699 www.rileypermian.com Investor Relations Rick D’Angelo 405-438-0126 ir@rileypermian.com